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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 15, 1996


                      First Union National Bank of Georgia
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             (Exact name of registrant as specified in its charter)

           United States                           33-98546                           58-1051808
   ----------------------------              ------------------------              --------------
 (State or Other Jurisdiction of             (Commission File Number)              (IRS Employer
 Incorporation)                                                                    Identification Number)


                             999 Peachtree Street
                              Atlanta, Georgia                                        30309
                    -------------------------------------                           ----------
                   (Address of Principal Executive Office)                          (Zip Code)
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Registrant's telephone number, including area code (404) 827-7350


                                         N/A
   ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

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
Items 1-4.       Not Applicable

Item 5.          The Series 1996-1 Certificateholders' Statement for the period of July 1996 was delivered to Certificateholders on August 15, 1996.  The Series 1996-2 Certificateholders' Statement for the period of July 1996 was delivered to Certificateholders on August 20, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.
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            The following are filed as Exhibits to this Report under Exhibits
20.1 and 20.2.


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
     Exhibit 20.1              Series 1996-1 Certificateholders' Statement for the August 15, 1996 Distribution Date.

     Exhibit 20.2              Series 1996-2 Certificateholders' Statement for the August 20, 1996 Distribution Date.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              FIRST UNION NATIONAL BANK
                                                OF GEORGIA



                                              By: /s/ James H. Gilbraith II
                                                 ----------------------------
                                                 Name: James H. Gilbraith II
                                                 Title: Vice President and
                                                       Managing Director





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                                 EXHIBIT INDEX


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
Exhibit                  Description                               Page
-------                  -----------                               ----
Exhibit 20.1             Series 1996-1
                         Certificateholders' Statement
                         for the August 15, 1996
                         Distribution Date.                           5

Exhibit 20.2             Series 1996-2
                         Certificateholders' Statement
                         for the August 20, 1996
                         Distribution Date.                          14
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